UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2017

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 3, 2017, Bluerock Residential Growth REIT, Inc. (the “Company”) filed, with the U.S. Securities and Exchange Commission (the “SEC”), a Current Report on Form 8-K dated October 30, 2017 (the “Form 8-K”) in conjunction with the acquisition of 100% indirect equity interest in a two-property multifamily community portfolio known as Crow Portfolio, located in Orlando, Florida.

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends Item 9.01 of the Form 8-K to present certain financial statements of the Crow Portfolio, which financial statements are filed as an exhibit hereto. This Form 8-K/A should be read in conjunction with the Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Crow Portfolio

Independent Auditor’s Report

Combined Historical Statements of Revenues and Certain Direct Operating Expenses for the Year Ended December 31, 2016 and the Six Months Ended June 30, 2017 and 2016

Notes to Combined Historical Statements of Revenues and Certain Direct Operating Expenses

(b)	Pro Forma Financial Information

Bluerock Residential Growth REIT, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2017 (unaudited)

Notes to Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2017 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2017 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2017 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2016 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2016 (unaudited)

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on February 22, 2017 and its other filings with the SEC.

(c)	Exhibit No.	Description

23.1	Consent of BDO USA, LLP

Independent Auditor’s Report

Board of Directors and Stockholders

Bluerock Residential Growth REIT, Inc.

New York, New York

We have audited the accompanying Combined Historical Statement of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2016 of ARIUM Metrowest and ARIUM Hunter’s Creek (collectively, the “Crow Portfolio”) and the related notes (“Combined Historical Statement”).

Management’s Responsibility for the Combined Historical Statement

Management is responsible for the preparation and fair presentation of the Combined Historical Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Combined Historical Statement that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Combined Historical Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Combined Historical Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Combined Historical Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Combined Historical Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Combined Historical Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Combined Historical Statement referred to above presents fairly, in all material respects, the revenues and certain direct operating expenses of the Crow Portfolio for the year ended December 31, 2016, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying Combined Historical Statement was prepared for the purpose of complying with Rule 3-14 of the U.S. Securities and Exchange Commission Regulation S-X, as described in Note 2, and is not intended to be a complete presentation of the Crow Portfolio’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ BDO USA, LLP

Troy, Michigan

November 6, 2017

Crow Portfolio

 Combined Historical Statements of Revenues and Certain Direct Operating Expenses

(Dollars in thousands)

	Year Ended December 31, 2016	Six Months Ended June 30, 2017		Six Months Ended June 30, 2016
		(Unaudited	)	(Unaudited	)
Revenues
Rental income	$14,093	$7,287		$6,948
Other rental revenue	1,384	841		635

Total Revenues	15,477	8,128		7,583

Certain Direct Operating Expenses
Property operating expenses	3,715	1,990		1,832
Property taxes	2,064	1,162		1,151

Total Certain Direct Operating Expenses	5,779	3,152		2,983

Revenues in Excess of Certain Direct Operating Expenses	$9,698	$4,976		$4,600

See accompanying notes to combined historical statements of revenues and certain direct operating expenses.

Crow Portfolio

Notes to Combined Historical Statements of Revenues and Certain Direct Operating Expenses

1.	Business

The Crow Portfolio consists of ARIUM Hunter’s Creek, a 532 unit multi-family apartment community located in Orlando, Florida and ARIUM Metrowest, a 510 unit multi-family apartment community located in Orlando, Florida. These properties are collectively referred to as the “Crow Portfolio” or the “Properties”.

The Crow Portfolio was acquired pursuant to a purchase agreement between an affiliate of Bluerock Residential Holdings, L.P. (Bluerock Residential Growth REIT, Inc.’s operating partnership) and CH Realty VII – Carroll MF Orland Hunter’s Creek, LLC and CH Realty VII – Carroll MF Orlando Metrowest, LLC (collectively, the “Sellers”) on October 30, 2017.

2.	Basis of Presentation

The accompanying Combined Historical Statements of Revenues and Certain Direct Operating Expenses (“Combined Historical Statements”) have been prepared for the purpose of complying with Rule 3-14 of the United States Securities and Exchange Commission Regulation S-X and are not intended to be a complete presentation of the Properties’ revenues and expenses.

The Combined Historical Statements have been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting periods. Actual results may differ from those estimates.

In preparation of the accompanying Combined Historical Statements, subsequent events were evaluated for recognition and disclosure through November 6, 2017, which is the date the Combined Historical Statements were available to be issued.

3.	Unaudited Interim Information

In the opinion of the Properties’ management, all adjustments, consisting only of normal and recurring adjustments, necessary for a fair presentation (in accordance with the Basis of Presentation as described in Note 2) have been made to the accompanying unaudited amounts for the six month periods ended June 30, 2017 and 2016.

4.	Revenues

The Crow Portfolio units are rented to tenants under various lease agreements that are generally one year in length. All leases are accounted for as operating leases. Rental income is recognized as earned over the life of the lease agreements on a straight-line basis.

Some of the leases include provisions under which the Properties are reimbursed for certain operating costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements and are included in other rental revenue.

Other rental revenue in the Combined Historical Statements consists of charges billed to tenants for pet, administrative, application, and other fees and is recognized when earned.

Crow Portfolio

Notes to Combined Historical Statements of Revenues and Certain Direct Operating Expenses

5.	Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Property operating costs include personnel, marketing, administrative, cleaning and decorating, utilities, contract services, repairs and maintenance, property taxes and insurance. Costs such as depreciation and amortization, interest, partnership fees, property management fees and professional fees are excluded.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements Information

The following unaudited pro forma condensed consolidated financial statements of Bluerock Residential Growth REIT, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our” or “us”) should be read in conjunction with our historical audited consolidated financial statements for the year ended December 31, 2016, and as of and for the six months ended June 30, 2017 (unaudited), and the related notes thereto.

The unaudited pro forma condensed consolidated balance sheet, as of June 30, 2017, and statements of operations for the year ended December 31, 2016, and six months ended June 30, 2017, have been prepared to provide pro forma financial information with regard to the Crow Portfolio acquisition on October 30, 2017, which the Company expects to consolidate and includes pro forma information for each of the transactions described below for which pro forma information has been provided in previous filings. The unaudited pro forma financial information gives effect to:

(1)	The purchase of a 90% indirect interest in CWS Portfolio Apartments on June 9, 2017, which the Company consolidates on its balance sheet.

The completion of the Company’s underwritten offering of 4,000,000 shares of Class A Common Stock on January 17, 2017, and 600,000 shares of Class A Common Stock on January 24, 2017 pursuant to the underwriters’ full exercise of the overallotment option, or the January 2017 Class A Common Offering.

Certain amounts, related to tenant reimbursements for utility expenses which are reflected as other property revenues, have been reclassified from property operating expenses, to conform to the current period presentation.

The pro forma condensed consolidated balance sheets assume that the Crow Portfolio acquisition and the CWS Portfolio Apartments acquisition and Class A Common Stock Offering transactions referred to above occurred on January 1, 2016.

The pro forma consolidated statements of operations assume the transactions referred to above occurred on January 1, 2016.

Our pro forma financial information is not necessarily indicative of what our actual financial position and results of operations would have been as of the date and for the periods indicated, nor does it purport to represent our future financial position or results of operations.

All completed acquisitions are accounted for as asset acquisitions. The purchase prices were allocated to the acquired assets and assumed liabilities based on their estimated fair values at the dates of acquisition.

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only. In management’s opinion, all material adjustments necessary to reflect the effects of the transactions referred to above, have been made. Our pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management. However, they are not necessarily indicative of what our consolidated financial condition or results of operations actually would have been assuming the transactions referred to above had occurred as of the dates indicated, nor do they purport to represent our consolidated financial position or results of operations for future periods.

    BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2017
(In thousands, except share and per share amounts)

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, Inc. Historical (a)	Crow Portfolio (b)	Pro Forma Total
ASSETS
Net Real Estate Investments
Land	$147,562	$19,800	$167,362
Buildings and improvements	930,471	158,549	1,089,020
Furniture, fixtures and equipment	29,148	2,421	31,569
Construction in progress	24,890	-	24,890
Total Gross Real Estate Investments	1,132,071	180,770	1,312,841
Accumulated depreciation	(35,269)	-	(35,269)
Total Net Real Estate Investments	1,096,802	180,770	1,277,572
Cash and cash equivalents	139,292	(80,446)	58,846
Restricted cash	41,048	-	41,048
Notes and accrued interest receivable from related parties	56,849	-	56,849
Due from affiliates	1,240	-	1,240
Accounts receivable, prepaid and other assets	6,193	829	7,022
Preferred equity investments and investments in unconsolidated real estate joint ventures	94,184	-	94,184
In-place lease intangible assets, net	5,175	3,337	8,512
Total Assets	$1,440,783	$104,490	$1,545,273
LIABILITIES, REDEEMABLE PREFERRED STOCK AND EQUITY
Mortgages payable	$775,591	$71,990	$847,581
Revolving credit facility borrowings	-	32,500	32,500
Accounts payable	3,416	-	3,416
Other accrued liabilities	19,006	-	19,006
Due to affiliates	6,831	-	6,831
Distributions payable	8,326	-	8,326
Total Liabilities	813,170	104,490	917,660
8.250% Series A Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, 10,875,000 shares authorized, and 5,721,460 issued and outstanding as of June 30, 2017	138,605	-	138,605
Series B Redeemable Preferred Stock, liquidation preference $1,000 per share, 150,000 shares authorized, 95,552 issued and outstanding as of June 30, 2017	84,058	-	84,058
7.6250% Series C Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, 4,000,000 shares authorized, 2,323,750 issued and outstanding as of June 30, 2017	56,202	-	56,202
Stockholders' Equity
Preferred stock, $0.01 par value, 230,975,000 shares authorized; none issued and outstanding	-	-	-
7.125% Series D Cumulative Preferred Stock, liquidation preference $25.00 per share, 4,000,000 shares authorized; 2,850,602 issued and outstanding, historical and pro forma	68,710	-	68,710
Common stock - Class A, $0.01 par value, 747,586,185 shares authorized; 24,191,951 shares issued and outstanding, historical and pro forma, respectively	242	-	242
Additional paid-in-capital	321,948	-	321,948
Distributions in excess of cumulative earnings	(87,130)	-	(87,130)
Total Stockholders' Equity	303,770	-	303,770
Noncontrolling Interests
Operating partnership units	2,017	-	2,017
Partially owned properties	42,961	-	42,961
Total Noncontrolling Interests	44,978	-	44,978
Total Equity	348,748	-	348,748
TOTAL LIABILITIES, REDEEMABLE PREFERRED STOCK AND EQUITY	$1,440,783	$104,490	$1,545,273

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2017

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q as of June 30, 2017.

(b)	The purchase of a 100% indirect interest in the Crow Portfolio for a purchase price of $184.1 million, including $1.2 million of capitalized acquisition fees, which the Company expects to consolidate on its balance sheet. The Company also recorded a mortgage loan of $72.3 million and revolving credit facility financings of $32.5 million associated with this acquisition.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2017
(In thousands, except share and per share amounts)

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, Inc. Historical (a)	Crow Portfolio (b)		CWS Portfolio (c)		Other items (d)	Pro Forma Total
Revenues
Net rental income	$47,482	$7,287		$8,438		$-	$63,207
Other property revenues	2,608	841		466		3,233	7,148
Interest income from related parties	3,620	-		-		-	3,620
Total revenues	53,710	8,128		8,904		3,233	73,975
Expenses
Property operating	20,476	3,365		3,946		3,233	31,020
General and administrative	3,146	-		-		-	3,146
Management fees	8,931	-		-		-	8,931
Acquisition and pursuit costs	3,200	-		-		-	3,200
Management internalization	820	-		-		-	820
Depreciation and amortization	21,331	5,280	(e)	3,100	(e)	-	29,711
Total expenses	57,904	8,645		7,046		3,233	76,828
Operating (loss) income	(4,194)	(517)		1,858		-	(2,853)
Other income (expense)
Other income	17	-		-		-	17
Preferred returns and equity in income of unconsolidated real estate joint ventures	5,177	-		-		-	5,177
Gain on sale of real estate investments	50,040	-		-		-	50,040
Gain on sale of joint venture interest	10,238	-		-		-	10,238
Loss on early extinguishment of debt	(1,639)	-		-		-	(1,639)
Interest expense, net	(14,943)	(1,350	)(f)	(1,919	)(g)	(621)	(18,833)
Total other income (expense)	48,890	(1,350)		(1,919)		(621)	45,000
Net income (loss)	44,696	(1,867)		(61)		(621)	42,147
Preferred stock dividends	(12,233)	-		-		-	(12,233)
Preferred stock accretion	(984)	-		-		-	(984)
Net income (loss) attributable to noncontrolling interests
Operating partnership units	129	(19)		(1)		-	109
Partially-owned properties	18,771	-		(6)		-	18,765
Net income (loss) attributable to noncontrolling interests	18,900	(19)		(7)		-	18,874
Net income (loss) attributable to common stockholders	$12,579	$(1,848)		$(54)		$(621)	$10,056
Earnings per common share (h)
Net Earnings Per Common Share - Basic	$0.49						$0.39
Net Earnings Per Common Share - Diluted	$0.49						$0.39
Weighted Average Basic Common Shares Outstanding	25,535,178						25,535,178
Weighted Average Diluted Common Shares Outstanding	25,535,839						25,535,839

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2017

(a)	Historical consolidated financial information derived from the Company’s quarterly report on Form 10-Q for the six months ended June 30, 2017.

(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Crow Portfolio on October 30, 2017 as if these assets had been acquired on January 1, 2016. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the six months ended June 30, 2017. Pro forma adjustments to historical results included: increasing depreciation and amortization $5.28 million, increasing interest expense $1.35 million, and adjusting the operating partnership units’ interest in the consolidated property’s net loss.

(c)	Represents adjustments to historical operations of the Company to give effect to the purchase of the CWS Portfolio on June 9, 2017 as if these assets had been acquired on January 1, 2016. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the six months ended June 30, 2017. Pro forma adjustments to historical results included: increasing depreciation and amortization $3.10 million, increasing interest expense $1.92 million, and adjusting the operating partnership units’ interest in the consolidated property’s net loss.

(d)	Represents interest expense for ARIUM Metrowest estimated to have been incurred on $32.5 million of revolving credit facility borrowings which bears a floating interest rate of 2.25% plus one-month LIBOR and matures on October 4, 2020, calculated as if the loan was entered into on January 1, 2016. One-month LIBOR as of June 30, 2017 was 1.06%. The revolving credit facility borrowings balances assumed in the pro forma balance sheet are presented at fair value. Certain amounts, related to tenant reimbursements for utility expenses which are reflected as other property revenues, have been reclassified from property operating expenses, to conform to the current period presentation.

(e)	Represents depreciation and amortization expense adjustment to historical results for the six months ended June 30, 2017 based on the allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the estimated useful lives of 30 – 35 years for the building, 15 years for building and land improvements and 3-7 years for furniture, fixtures and equipment. Amortization expense on identifiable intangible assets is recognized using the straight-line method over the life of the lease, which is generally less than one year.

(f)	Represents interest expense for ARIUM Hunter’s Creek estimated to have been incurred on a $72.3 million mortgage loan which bears a fixed interest rate of 3.65% and matures on November 1, 2024, calculated as if the loan was entered into on January 1, 2016, and lender loan fees which are amortized using the straight-line method over the life of the remaining term of the mortgage. The mortgage balance in the pro forma balance sheet is presented at fair value.

(g)	Represents interest expense for the CWS Portfolio estimated to have been incurred on $146.3 million of mortgage loans which bear a floating interest rate of 1.61% plus one-month LIBOR and mature on June 1, 2024, calculated as if the loans were entered into on January 1, 2016, and lender loan assumption fees which are amortized using the straight-line method over the life of the remaining term of the mortgages. One-month LIBOR as of June 30, 2017 was 1.06%. The mortgage balances assumed in the pro forma balance sheet are presented at fair value.

(h)	Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Registrant’s Form 10-Q for the six months ended June 30, 2017.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016
(In thousands, except share and per share amounts)

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, Inc. Historical (a)	Crow Portfolio (b)		CWS Portfolio (c)		Other items (d)	Pro Forma Total
Revenues
Net rental income	$73,366	$14,093		$19,242		$-	$106,701
Other property revenues	3,668	1,384		969		4,469	10,490
Interest income from related parties	17	-		-		-	17
Total revenues	77,051	15,477		20,211		4,469	117,208
Expenses
Property operating	29,870	6,185		9,115		4,469	49,639
General and administrative	5,863	-		-		-	5,863
Management fees	6,510	-		-		-	6,510
Acquisition and pursuit costs	4,590	-		-		-	4,590
Management internalization	63	-		-		-	63
Depreciation and amortization	31,187	13,896	(e)	10,227	(e)	-	55,310
Total expenses	78,083	20,081		19,342		4,469	121,975
Operating loss (income)	(1,032)	(4,604)		869		-	(4,767)
Other income (expense)
Other income	26	-		-		-	26
Preferred returns and equity in income of unconsolidated real estate joint ventures	11,632	-		-		-	11,632
Gain on sale of real estate investments	4,947	-		-		-	4,947
Gain on revaluation of equity on business combination	3,761	-		-		-	3,761
Loss on early extinguishment of debt	(2,393)	-		-		-	(2,393)
Interest expense, net	(19,915)	(2,700	)(f)	(4,316	)(g)	(1,242)	(28,173)
Total other expense	(1,942)	(2,700)		(4,316)		(1,242)	(10,200)
Net loss	(2,974)	(7,304)		(3,447)		(1,242)	(14,967)
Preferred stock dividends	(13,763)					-	(13,763)
Preferred stock accretion	(893)	-		-		-	(893)
Net loss attributable to noncontrolling interests
Operating partnership units	(276)	(76)		(32)		-	(384)
Partially-owned properties	1,631	-		(345)		-	1,286
Net loss attributable to noncontrolling interests	1,355	(76)		(377)		-	902
Net loss attributable to common stockholders	$(18,985)	$(7,228)		$(3,070)		$(1,242)	$(30,525)
Loss per common share (h)
Net Loss Per Common Share - Basic	$(0.91)						$(1.47)
Net Loss Per Common Share - Diluted	$(0.91)						$(1.47)
Weighted Average Basic Common Shares Outstanding	20,805,852						20,805,852
Weighted Average Diluted Common Shares Outstanding	20,805,852						20,805,852

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

(a)	Historical consolidated financial information derived from the Company’s annual report on Form 10-K for the year ended December 31, 2016.

(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Crow Portfolio on October 30, 2017 as if these assets had been acquired on January 1, 2016. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2016. Pro forma adjustments to historical results included: increasing depreciation and amortization $13.90 million, increasing interest expense $2.70 million, and adjusting the operating partnership units’ interest in the consolidated property’s net loss.

(c)	Represents adjustments to historical operations of the Company to give effect to the purchase of the CWS Portfolio on June 9, 2017 as if these assets had been acquired on January 1, 2016. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2016. Pro forma adjustments to historical results included: increasing depreciation and amortization $10.23 million, increasing interest expense $4.32 million, and adjusting the operating partnership units’ interest in the consolidated property’s net loss.

(d)	Represents interest expense for ARIUM Metrowest estimated to have been incurred on $32.5 million of revolving credit facility borrowings which bears a floating interest rate of 2.25% plus one-month LIBOR and matures on October 4, 2020, calculated as if the loan was entered into on January 1, 2016. One-month LIBOR as of June 30, 2017 was 1.06%. The revolving credit facility borrowings balances assumed in the pro forma balance sheet are presented at fair value. Certain amounts, related to tenant reimbursements for utility expenses which are reflected as other property revenues, have been reclassified from property operating expenses, to conform to the current period presentation.

(e)	Represents depreciation and amortization expense adjustment to historical results for the year ended December 31, 2016 based on the allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the estimated useful lives of 30 – 35 years for the building, 15 years for building and land improvements and three to seven years for furniture, fixtures and equipment. Amortization expense on identifiable intangible assets is recognized using the straight-line method over the life of the lease, which is generally less than one year.

(f)	Represents interest expense for ARIUM Hunter’s Creek estimated to have been incurred on a $72.3 million mortgage loan which bears a fixed interest rate of 3.65% and matures on November 1, 2024, calculated as if the loan was entered into on January 1, 2016, and lender loan fees which are amortized using the straight-line method over the life of the remaining term of the mortgage. The mortgage balance in the pro forma balance sheet is presented at fair value.

(g)	Represents interest expense for the CWS Portfolio estimated to have been incurred on $146.3 million of mortgage loans which bear a floating interest rate of 1.61% plus one-month LIBOR and mature on June 1, 2024, calculated as if the loans were entered into on January 1, 2016, and lender loan assumption fees which are amortized using the straight-line method over the life of the remaining term of the mortgages. One-month LIBOR as of June 30, 2017 was 1.06%. The amounts in the pro forma balance sheet are presented at fair value.

(h)	Loss per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical loss per share amounts are the amounts reported in the Registrant’s Form 10-K for the year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

DATE: November 6, 2017	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of BDO USA, LLP